UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 16, 2022

Meta Materials Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36247	74-3237581
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Research Drive
Dartmouth, Nova Scotia, Canada B2Y 4M9
(Address of principal executive offices, including zip code)

(902) 482-5729

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On June 16, 2022, Meta Materials Inc. (the “Company”), Optodot Corporation, a Delaware corporation (the “Seller”) and SCP Management LLC, as Securityholders’ Representative, entered into an Asset Purchase Agreement (the “Purchase Agreement”) pursuant to which the Company agreed to purchase, subject to the terms and conditions of the Purchase Agreement, certain assets related to the Seller’s business of developing patents, intellectual property and prototype devices and tools for the battery and other industries (the “Acquisition”).

At the closing of the Acquisition (the “Closing”), the Company will pay to the Seller $3,500,000 in cash and issue to the Seller (i) an aggregate number shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), equal to $37,500,000 divided by the average of the daily volume weighted average trading price per share (rounded to four decimal places) of the Common Stock on The Nasdaq Capital Market for the consecutive period of twenty (20) trading days beginning at 9:30 a.m. Eastern time on the twenty-first (21st) trading day preceding the Closing and concluding at 4:00 p.m. Eastern time on the trading day immediately preceding the Closing (the “Closing Issue Price”) and (ii) an aggregate number of restricted shares of Common Stock equal to $7,500,000 divided by the Closing Issue Price which are subject to certain vesting milestones as set forth in the Purchase Agreement.

The Acquisition is subject to customary closing conditions, including, subject to certain materiality exceptions, the accuracy of each party’s representations and warranties and each party’s compliance with its obligations and covenants under the Purchase Agreement. Subject to the satisfaction or waiver of the foregoing conditions and the other terms and conditions contained in the Purchase Agreement, the transaction is expected to close on or about July 1, 2022.

The Purchase Agreement contains customary representations, warranties and covenants of the Company and the Seller, including covenants by the Seller concerning the conduct of its business in the ordinary course of business during the interim period between the execution of the Purchase Agreement and the Closing.

The Purchase Agreement contains certain termination rights for the Company and the Seller in certain circumstances, including: (a) by mutual written agreement of the parties; (b) by either party if the transaction is not consummated on or before September 16, 2022, provided that at such time the party seeking to terminate is not in breach of its obligations under the Purchase Agreement; (c) by either party if the transaction would violate any law or order; or (d) by either party for certain breaches of the Purchase Agreement that are not cured.

Under the Purchase Agreement, the Company has agreed to file a registration statement with the U.S. Securities and Exchange Commission (the “SEC”) that registers the resale of the shares on behalf of the Seller and certain of its stockholders following the Closing.

The foregoing summary is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include words such as “forecast,” “guidance,” “projects,” “estimates,” “anticipates,” “believes,” “expects,” “intends,” “may,” “plans,” “seeks,” “should,” or “will,” or the negative of these words or similar words. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in each such statement. A number of important factors could cause actual results to differ materially from those included within or contemplated by the forward-looking statements, including, but not limited to, the factors described in our filings with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K and any subsequent quarterly reports on Form 10-Q. The Company does not undertake any responsibility to update any of these factors or to announce publicly any revisions to any of the forward-looking statements contained in this or any other document, whether as a result of new information, future events, or otherwise.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 17, 2022, the Company issued a press release announcing the Purchase Agreement and the Acquisition. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The Company has prepared a corporate presentation covering the Acquisition and plans for battery materials and other applications. The corporate presentation will be available on the Company’s investor website and is furnished as Exhibit 99.2.

The furnishing of the attached press release and presentation is not an admission as to the materiality of any information therein. The information corporate presentation is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures. For important information about forward looking statements, see the slide titled “Forward Looking Statements” in Exhibit 99.1 attached hereto.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information contained in this Item 7.01 and in the press release attached as Exhibit 99.1 and corporate presentation attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Channels for Disclosure of Information

Investors and others should note that the Company may announce material information to the public through filings with the Securities and Exchange Commission, its website (www.metamaterial.com/), press releases, public conference calls, and public webcasts. The Company uses these channels, as well as social media, to communicate with the public about the Company, its product candidates and other matters. As such, investors, the media and others are encouraged to review the information disclosed through the Company’s social media and other channels listed above as such information could be deemed to be material information. Please note that this list may be updated from time to time.

Item 9.01	Financial Statements and Exhibits.

The following exhibit is furnished as part of this report:

Exhibit number	Description

10.1†	Asset Purchase Agreement by and among Meta Materials, Inc., Optodot Corporation, and the Securityholders’ Representative dated as of June 16, 2022.

99.1	Press Release dated as of June 17, 2022.

99.2	Corporate Presentation.

104	Cover Page Interactive Data File (embedded within the inline XBRL document).

†

Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

META MATERIALS INC.

By:	/s/ Ken Rice
Ken Rice
Chief Financial Officer & Executive Vice President

Date: June 17, 2022